                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-49532, No. 333-49530, No. 333-49540 and No.
333-59570) of TransAct Technologies Incorporated of our report dated February 8, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Hartford, CT
March 26, 2002